SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GEN CIGAR HLDG INC A

          GABELLI INTERNATIONAL LTD
                                 5/03/99            1,500             8.4083
          GABELLI FUNDS, LLC
               THE GABELLI VALUE FUND,INC.
                                 5/21/99           28,200             8.1449
               THE GABELLI CAPITAL ASSET FUND
                                 6/04/99            6,200             8.0278
          GAMCO INVESTORS, INC.
                                 6/07/99            3,000             8.0000
                                 6/07/99           10,000             8.0938
                                 6/07/99           20,000             8.0000
                                 6/03/99            7,000             7.8705
                                 6/02/99           10,000             7.9750
                                 6/02/99            5,000             8.0000
                                 6/01/99            7,000             7.9286
                                 5/28/99            8,000             8.1250
                                 5/27/99           15,000             8.0000
                                 5/24/99           11,500             8.1739
                                 5/21/99           52,000             7.9608
                                 5/13/99            5,000             7.2500
                                 5/05/99            1,000-            8.1250











          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.




                                               SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- GEN CIGAR HLDG INC B

          GAMCO INVESTORS, INC.
                                 5/24/99           30,000-             *DO
                                 5/20/99           20,000-            7.4688























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.